SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 19, 2004


                                 ZANETT, INC.

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              (Exact name of registrant as specified in charter)


        Delaware                    0-27068                56-4389547
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(State or other jurisdiction  (Commission File Number)    IRS Employer
   of incorporation)                                    Identification No.)


135 East 57th Street, 15th Floor, New York, NY               10022
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code       (212)-980-4600
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      (Former name or former address, if changed since last report)



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Item 5. Other Events
On April 19, 2004, the Company issued a press release regarding recent activity in the price and trading volume its common stock. A copy of this press release is attached as an exhibit to this Form 8-K.

(c) Exhibits.


Exhibit No.                            Description
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99.1           Press release regarding recent activity in the price and
               trading volume its common stock.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ZANETT, INC.


Date:  November 20, 2003               by:   /s/ Jack M. Rapport
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                                          Name:  Jack M. Rapport
                                          Title: Chief Financial Officer

                              Exhibit Index

Exhibit No.                            Description
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99.1             Press release announcing the Company's operating results
                 for the three and nine months ended September 30, 2003.